EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance, Inc. on Form 10-K/A for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Theravance, Inc. for the periods coverd by the annual report.

March 10, 2006	By:	/s/ RICK E WINNINGHAM
Dated		Name: Rick E Winningham
Title: Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael W. Aguiar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance, Inc. on Form 10-K/A for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Theravance, Inc. for the periods covered by the annual report.

March 10, 2006	By:	/s/ MICHAEL W. AGUIAR
Dated		Name: Michael W. Aguiar
Title: Senior Vice President, Finance and
Chief Financial Officer